Marketable Securities	12 Months Ended
Dec. 31, 2013
Marketable securities [Abstract]
Marketable securities

4.Marketable securities

In March 2011, the Company placed $2,500 in highly liquid, low risk marketable securities which are considered to be available-for-sale for reporting purposes. In December 2012, the Company sold $1,098 of these marketable securities realizing a gain of $95 which was reclassified from Accumulated other comprehensive income/(loss) to the Statement of Operations. In July 2013, the Company sold the remaining marketable securities realizing a gain of $89, reclassified from Accumulated other Comprehensive income/(loss) to the statement of Operations. At December 31, 2013 there are no marketable securities. The fair value of the marketable securities as of December 31, 2012 was $1,664, and the change in fair value amounting to $133(positive) was included in Accumulated other comprehensive income/(loss).